AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 1999.

                                                           REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          CRYO-CELL INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                              22-3023093
-------------------------------                               ----------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                      3165 MCMULLEN BOOTH ROAD, BUILDING B
                            CLEARWATER, FLORIDA 33761
                                 (727) 723-0333
   ---------------------------------------------------------------------------
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          CRYO-CELL INTERNATIONAL, INC.
                         INCENTIVE STOCK OPTION PLAN (1)
                         -------------------------------
                              (Full Title of Plan)

                                 DANIEL RICHARD
                             CHIEF EXECUTIVE OFFICER
                          CRYO-CELL INTERNATIONAL, INC.
                      3165 MCMULLEN BOOTH ROAD, BUILDING B
                            CLEARWATER, FLORIDA 33761
                                 (727) 723-0333
                     --------------------------------------
                     (Name, Address and Telephone number of
                               Agent for Service)

                                   Copies to:

                            Mark A. Catchur, Esquire
                         Shumaker, Loop & Kendrick, LLP
                        101 E. Kennedy Blvd., Suite 2800
                              Tampa, Florida 33602
                                 (813) 229-7600

                                                   CALCULATION OF REGISTRATION FEE

=============================================================================================================================
             TITLE OF SECURITIES            AMOUNT TO BE      PROPOSED MAXIMUM        PROPOSED MAXIMUM        AMOUNT OF
              TO BE REGISTERED               REGISTERED           OFFERING               AGGREGATE         REGISTRATION FEE
                                                               PRICE PER SHARE         OFFERING PRICE
=============================================================================================================================
Common Stock $.01 Par Value ............. 378,000 shares(1)       $2.93(2)             $1,110,000(2)             $309
=============================================================================================================================

--------------------

(1)In addition to the shares issuable pursuant to stock options granted under Cryo-Cell International, Inc.'s Incentive Stock Option Plan, the shares registered include shares subject to issuance under the following plans: Robert Vago Consulting Agreements, Michael Isenberg Consulting Agreements, E. Thomas Deutsch Consulting Agreements, Pamela Rader Consulting Agreement, Frederick C.S. Wilhelm Non-Employee Director Consultant Agreements, Ed Modzelewski Non-Employee Director Consultant Agreements, and Leonard Green Non-Employee Director Consultant Agreements.

(2)Inserted solely for the purpose of calculating the registration fee pursuant to Rule 457. Pursuant to Rule 457(h)(1), the fee is calculated on the basis of the prices at which the previously granted options may be exercised. The price per share represents the number determined by dividing the aggregate exercise amount by the number of shares to be acquired upon exercise.

                                     PART I

                     INFORMATION REQUIRED IN THE PROSPECTUS

ITEM 1.  PLAN INFORMATION.

                  The documents containing the information concerning the Cryo-Cell International, Inc. Incentive Stock Option Plan (the "Plan") required by Item 1 of Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), and the statement of availability of the registrant information, and other information required by Item 2 of Form S-8 will be sent or given to participants as specified in Securities Act Rule 428. In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission either as part of this registration statement on Form S-8 or as prospectuses or prospectus supplements pursuant to Rule 424. The Company will maintain a file of such documents in accordance with the provisions of Rule 428. Upon written or oral request to 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761 (telephone number
(727) 723-0333) Attention General Manager, the Company shall furnish, without charge, to employees, the Commission or its staff a copy or copies of all of the documents included in such file.

ITEM 1(B).  SECURITIES TO BE OFFERED

                  The Company hereby registers 378,000 shares of the Company's Common Stock, par value $.01 per share, in connection with the options previously granted to non-employee directors (46,000 shares), consultants (82,000 shares) and to eligible employees under the Company's Incentive Stock Option Plan (250,000 shares).

ITEM 2.  REGISTRATION INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

                  See Item 1.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  There are hereby incorporated by reference in this Prospectus the following documents, all of which are previously filed by the Company with the Commission:

         (a) The Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 1998.

         (b) The Company's quarterly Report on Form 10-QSB for the quarter ended February 28, 1999.

         (c) The Company's quarterly Report on Form 10-QSB for the quarter ended May 31, 1999.

         (d) The Company's quarterly Report on Form 10-QSB for the quarter ended August 31, 1999.

         (e) The Company's proxy statement on Form DEF 14A for the annual meeting on June 22, 1999.

         (f) The Company's description of securities to be registered contained in the Registration Statement filed with the Commission on the Company's Form 8-A dated February 4, 1994.

         All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act subsequent to the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which registers all such securities then remaining unsold, shall be deemed to be incorporated in this Registration Statement by reference and to be a part hereof from the date of filing of such documents.

         Any statement contained in this Registration Statement, in a supplement to this Registration Statement or in documents incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any document that is subsequently incorporated by reference herein modifies such statement. Any statement so modified or superseded shall not be deemed, except as to be modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Certificate of Incorporation of the Company, as permitted in
Section 102 of the General Corporation Law of the State of Delaware (the "GCL"), eliminates the personal liability of a director to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) paying a dividend or approving a stock repurchase in violation of Delaware law, or (iv) any transaction from which the director derived any improper personal benefit.

         Under the Certificate of Incorporation of the Company, each director and officer of the Company is entitled to indemnification, as a matter of contractual right, to the fullest extent permitted by the GCL as the same exists or may hereafter be amended, against all expenses, liability and loss incurred in connection with any action, suit or proceeding in which he or she may be involved by reason of the fact that he or she is or was a director or officer of the Company. Section 145 of the GCL empowers a corporation to indemnify any director or officer, or former director or officer against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding (other than a derivative action) by reason of the fact that he or she is or was a director or officer or is or was serving at the request of the corporation as an agent of another entity, if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful. In regard to a derivative action, indemnification may not be made in respect of any matter as to which an officer or director is adjudged to be liable unless the Delaware Court of Chancery, or the court in which such action was brought, shall determine such person is fairly and reasonably entitled to indemnity.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

EXHIBIT
NUMBER     EXHIBIT DESCRIPTION
--------   -------------------

3.1 Certificate of Incorporation of Cryo-Cell International, Inc., filed September 11, 1989, with the State of Delaware, Office of Secretary of State (previously filed as Exhibit 3.1 in the Company's Registration Statement on Form S-1, File No. 333-34360).*

3.11 Amendment to Certificate of Incorporation of Cryo-Cell International, Inc., filed October 25, 1994, with the State of Delaware, Office of Secretary of State (previously filed as Exhibit 3.11 in the Company's Registration Statement on Form S-1, File No. 333-34360).*

3.2 By-Laws of Cryo-Cell International, Inc., dated September 11, 1989 (previously filed as Exhibit 3.2 to the Company's Registration Statement on Form S-1, File No. 333-34360).*

4.1       Cryo-Cell International, Inc. Incentive Stock Option Plan.

5.1 Opinion of Shumaker, Loop & Kendrick, LLP, as to the legality of the securities being registered.

23.1 Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an Exhibit to this Registration Statement is included in their opinion filed herewith as Exhibit 5.1.

23.2      Consent of Mirsky, Furst & Associates, P.A.

24.1 Powers of Attorney (included with the signature page to this Registration Statement).

99.1      Form of Employee Option Agreement.

99.2      Form of Consultant Option Agreement.

99.3      Form of Non-Employee Director Option Agreement.

------------------

* Document has been filed with the Commission and is incorporated by reference.

ITEM 9.  UNDERTAKINGS.

         (a)      The Company hereby undertakes:

                  (1) To file, during any period in which offers of sales are being made, a post-effective amendment to this registration statement that includes any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         (b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
         Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be in the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clearwater, State of Florida this 17th day of December, 1999.


                                  CRYO-CELL INTERNATIONAL, INC.

                                  By: /s/ DANIEL D. RICHARD
                                      ------------------------------------------
                                      Daniel D. Richard, Chief Executive Officer


                                  By: /s/ JILL M. TAYMANS
                                      ------------------------------------------
                                      Jill M. Taymans, Chief Financial Officer
                                      (Principal Financial Officer and Principal
                                      Accounting Officer)


                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Cryo-Cell International, Inc., hereby constitutes and appoints, Daniel D. Richard, Chief Executive of the Company, and Jill M. Taymans, Chief Financial Officer of the Company, or either of them individually, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign his name to any and all amendments to this Registration Statement on Form S-8, including post-effective amendments and other related documents, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys, or either of them individually, full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned for himself hereby ratifies and confirms all that said attorneys shall lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this S-8 Registration Statement has been signed by the following persons (or by their duly authorized attorney-in-fact) in the capacities and on the dates indicated.

         SIGNATURE                            TITLE                             DATE
         ---------                            -----                             ----
/s/ DANIEL D. RICHARD                Chief Executive Officer             December 17, 1999
-------------------------------        and Director
Daniel D. Richard


/s/ GERALD F. MAASS                  Executive V.P., General Manager,    December 17, 1999
-------------------------------        and Director
Gerald F. Maass


/s/ JILL M. TAYMANS                  Chief Financial Officer             December 17, 1999
-------------------------------
Jill M. Taymans


/s/ FREDERICK C.S. WILHELM           Director                            December 17, 1999
-------------------------------
Frederick C.S. Wilhelm


/s/ ED MODZELEWSKI                 Director                              December 17, 1999
-------------------------------
Ed Modzelewski

                                  EXHIBIT INDEX

EXHIBIT
NUMBER     EXHIBIT DESCRIPTION
-------    -------------------

3.1 Certificate of Incorporation of Cryo-Cell International, Inc., filed September 11, 1989, with the State of Delaware, Office of Secretary of State (previously filed as Exhibit 3.1 in the Company's Registration Statement on Form S-1, File No. 333-34360).*

3.11 Amendment to Certificate of Incorporation of Cryo-Cell International, Inc., filed October 25, 1994, with the State of Delaware, Office of Secretary of State (previously filed as Exhibit 3.11 in the Company's Registration Statement on Form S-1, File No. 333-34360).*

3.2 By-Laws of Cryo-Cell International, Inc., dated September 11, 1989 (previously filed as Exhibit 3.2 to the Company's Registration Statement on Form S-1, File No. 333-34360).*

4.1       Cryo-Cell International, Inc. Incentive Stock Option Plan.

5.1 Opinion of Shumaker, Loop & Kendrick, LLP, as to the legality of the securities being registered.

23.1 Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an Exhibit to this Registration Statement is included in their opinion filed herewith as Exhibit 5.1.

23.2      Consent of Mirsky, Furst & Associates, P.A.

24.1 Powers of Attorney (included with the signature page to this Registration Statement).

99.1      Form of Employee Option Agreement.

99.2      Form of Consultant Option Agreement.

99.3      Form of Non-Employee Director Option Agreement.

 ------------------

* Document has been filed with the Commission and is incorporated by reference.